SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934
                        (Amendment No. )
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/       / Preliminary Proxy Statement
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/     /   Confidential, for Use of the Commission Only (as permitted by
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/   X    /Definitive Proxy Statement
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/    /    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
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                     PUTNAM VARIABLE TRUST
        (Name of Registrant as Specified In Its Charter)

           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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          transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is
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          (4) Proposed maximum aggregate value of transaction:

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IMPORTANT INFORMATION
FOR HOLDERS OF CONTRACTS AND POLICIES ALLOCATED TO
PUTNAM VT GLOBAL GROWTH FUND

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND VOTING INSTRUCTION CARD. A VOTING INSTRUCTION CARD IS, IN ESSENCE, A BALLOT. WHEN YOU COMPLETE YOUR VOTING INSTRUCTIONS, IT TELLS YOUR INSURANCE COMPANY HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO THE PORTION OF YOUR ACCOUNT THAT IS ALLOCATED TO PUTNAM VT GLOBAL GROWTH FUND. IF YOU COMPLETE AND SIGN THE VOTING INSTRUCTION CARD, YOUR INSURANCE COMPANY WILL VOTE SHARES EXACTLY AS YOU INSTRUCT. IF YOU SIMPLY SIGN YOUR VOTING INSTRUCTION CARD, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS. IF YOU DO NOT RETURN YOUR VOTING INSTRUCTION CARD OR DO NOT RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET, YOUR INSURANCE COMPANY WILL VOTE YOUR SHARES IN THE SAME PROPORTION AS SHARES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED. IF YOU CHOOSE TO VOTE VIA THE INTERNET, INSTRUCTIONS ARE LISTED ON TOP OF YOUR VOTING INSTRUCTION CARD. IF YOU VOTE ONLINE, PLEASE DO NOT MAIL THE ENCLOSED VOTING INSTRUCTION CARD.

WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY
STATEMENT, AND EITHER FILL OUT YOUR VOTING INSTRUCTION CARD AND
RETURN IT VIA THE MAIL, OR RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE.  PLEASE TAKE A FEW
MOMENTS WITH THESE MATERIALS AND RETURN YOUR VOTING INSTRUCTION
CARD.

                   (PUTNAM LOGO APPEARS HERE)
                    BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman                                 1
Notice of Shareholders Meeting                              3
Trustees' Recommendations                                   4

PROXY OR VOTING INSTRUCTION CARD ENCLOSED


If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-521-0538) or call your financial adviser.
A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Contract and Policy Holder:

I am writing to you to ask for your vote on important questions that affect the portion of your account that is allocated to
Putnam VT Global Growth Fund (the "fund"), a series of    the
Putnam Variable Trust (the "Trust"). While you are, of course, welcome to join us at your fund's meeting, most contract and policy holders vote by filling out and signing the enclosed
   voting instruction card or by voting     via the Internet.
   Instructions are listed at the top of your voting instruction
card.     We are asking for your vote on the following matters:
(1) approving a new management contract between your fund and Putnam Investment Management, Inc., including an increase in the management fee payable by your fund at current asset levels; (2) approving an amendment to the fund's fundamental investment restriction with respect to borrowing and (3) approving an amendment to the fund's fundamental investment restriction with respect to making loans.

A word about the management fee increase. A fee increase is proposed only after a great deal of thought and analysis on the part of the Trustees. Several years ago the Trustees completed a study of the management fees, investment performance and
expense ratios of each of the Putnam funds    as well as
major competing funds. This comprehensive review resulted in fee increases for some funds and decreases for others. After giving careful consideration to your fund's investment performance in recent years, the Trustees are recommending the approval of a new
management fee    schedule     that conforms to    fee
schedules     of similar Putnam funds.  Instead of a single rate
of 0.60% on all levels of    net     assets, the proposed fee
would provide for higher rates on the first $1.5 billion of net assets, the same rate on net assets between $1.5 and $6.5 billion and lower rates on net assets above $6.5 billion.

At current net asset levels, the new management fee will result in an increase of approximately $0.10 in annual expenses for each $100 invested. Your Trustees believe that this proposal, the first since the fund's inception, will provide Putnam Investment Management, Inc. with a fee that is fair and reasonable when compared with the fees paid to other high-quality fund managers. We encourage you to support the Trustees' recommendations.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-521-0538.

                              Sincerely yours,

                              (signature of George Putnam)
                              George Putnam, Chairman

PUTNAM VT GLOBAL GROWTH FUND
NOTICE OF A MEETING OF SHAREHOLDERS

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING.
IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE
OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam VT Global Growth Fund:

A Meeting of Shareholders of the Putnam VT Global Growth Fund
(the "fund"), a series of Putnam Variable Trust (the "trust"), will be held on November 4, 1999 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston,
Massachusetts, to consider the following:

1.   Approving a new management contract between your fund and
     Putnam Investment Management, Inc., including an increase in the management fee payable by the fund at current asset
     levels.  See page    6    .

2.   Approving an amendment to the fund's fundamental investment
     restriction with respect to borrowing.  See page    13    .

3.   Approving an amendment to the fund's fundamental investment restriction with respect to making loans.  See page
        15

4. Transacting other business as may properly come before the meeting.

By the Trustees

George Putnam, Chairman
John A. Hill, Vice Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter        John H. Mullin, III
Hans H. Estin            Robert E. Patterson
Paul L. Joskow           George Putnam, III
Ronald J. Jackson        A.J.C. Smith
Elizabeth T. Kennan      W. Thomas Stephens
Lawrence J. Lasser       W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED VOTING
INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD
YOUR INSTRUCTIONS VIA THE INTERNET SO YOU WILL BE REPRESENTED AT
THE MEETING.
August    24    , 1999

PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION; SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-521-0538, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED VOTING INSTRUCTION CARD IS SOLICITED BY YOUR INSURANCE COMPANY. THE TRUSTEES OF PUTNAM VT GLOBAL GROWTH FUND are soliciting a proxy from your insurance company for use at the Meeting of Shareholders of the fund to be held on November 4, 1999, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT YOU VOTE ON THESE
PROPOSALS?

The Trustees recommend that you vote

1.   FOR APPROVAL OF THE NEW MANAGEMENT CONTRACT, INCREASING THE
     FEES PAYABLE TO PUTNAM INVESTMENT MANAGEMENT, INC.;

2.   FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO BORROWING; AND

3.   FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO MAKING LOANS.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on August 6, 1999 are entitled to be present and to vote at the meeting or any adjourned meeting.

As of that date, Allstate Life Insurance Company ("Allstate"), American Enterprise Life Insurance Company ("American Enterprise Life"), Hartford Life Insurance Company ("Hartford"), Hartford Life and Annuity Insurance Company, ("Hartford Life"), Paragon Life Insurance Company ("Paragon"), and PFL Life Insurance Company ("PFL"), were shareholders of record of the fund. Each of Allstate, American Enterprise Life, Hartford, Hartford Life Paragon, and PFL will vote shares of the fund held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the "Contract Owners") for whose accounts the shares of the fund are held. Accordingly, this Proxy Statement is also intended to be used by Allstate, American Enterprise Life, Hartford, Hartford Life, Paragon and PFL in obtaining such voting instructions from Contract Owners.

The Notice of Meeting,         the voting instruction card, and
the Proxy Statement are being mailed to Contract Owners of record on or about August 27, 1999. The Notice of Meeting, the proxy card and the Proxy Statement are being mailed to the shareholders
on or about August 27    , 1999.

Each share is entitled to one vote.  Your voting instructions will be reflected in the proxy card executed by your insurance
company.   If any other business is brought before the meeting,
your shares will be voted at the Trustees' discretion.

In the event that you give no voting instructions to your insurance company, Allstate, American Enterprise Life, Hartford, Hartford Life, Paragon, and PFL will vote the shares of the fund attributable to you in the same proportion as the shares of the fund for which it has received instructions from other Contract Owners. If you return your signed voting instruction card without instructions, your insurance company will vote the shares of the fund attributable to you in accordance with the Trustees' recommendations.

THE PROPOSALS

1. APPROVAL OF A NEW MANAGEMENT CONTRACT

The Trustees recommend that shareholders of Putnam VT Global Growth Fund approve a new management contract with Putnam
Investment Management   ,     Inc., the fund's investment manager
("Putnam Management"), which will result in an increase in the management fees payable by the fund to Putnam Management at current asset levels. The proposed contract, which is attached as Exhibit A, is identical in all substantive respects to the existing contract, except for the fee provisions as noted below. As discussed in more detail below, the proposal would replace the current fee of 0.60% per annum on all net asset levels with a fee rate that gradually decreases as the fund increases in size starting at 0.80% for the first $500 million of net assets to 0.53% of net assets above $21.5 billion. Further information about both the current and proposed management contract, the termination and renewal procedures, the services provided by Putnam Management and its affiliates, and information concerning brokerage and related matters can be found under "Additional Information Relating to Management Contract Approval" on page
   22    .

WHAT DO MANAGEMENT FEES PAY FOR?

Management fees pay Putnam Management for the services it provides in conducting the day-to-day operations of the fund. These include providing the personnel, equipment, and office facilities necessary for the management of the fund's investment portfolio, determining the fund's daily net asset value, maintaining the accounts and records of the fund, preparation of reports to shareholders, compliance with regulatory requirements, and general administration of the fund's affairs.

WHY DID PUTNAM MANAGEMENT RECOMMEND A NEW MANAGEMENT FEE SCHEDULE
TO THE TRUSTEES?

In recent years, Putnam Management has noted a general increase in the complexity of the investment process and in the competition for talented investment personnel. Putnam Management recommended the new management fee schedule to help ensure that Putnam Management receives fees for its services that are competitive with fees paid to high-quality investment managers by other mutual funds. Putnam Management believes that maintaining competitive management fees will, over the longer term, enable it to continue to provide high-quality management services to your fund and to the other funds in the Putnam group. Putnam Management also notes that your fund's current management fee schedule has not been changed since the fund's inception in 1990 and is lower than the fees paid to managers of many competitive funds.

HOW DID YOUR FUND'S TRUSTEES ARRIVE AT THE PROPOSED MANAGEMENT FEE?

Several years ago, the Trustees undertook a comprehensive review of the management fees paid by the Putnam funds. This review was conducted largely through the Contract Committee of the Trustees, which consists solely of independent Trustees who have no financial interest in Putnam Management. As a result of this review, the Trustees and Putnam Management reached agreement on a system of model fee schedules for the various types of funds in the Putnam group. These model fee schedules have now been implemented for most of the Putnam funds. The proposed new fee schedule for the fund is identical to that which has been implemented for most other Putnam funds investing substantially in global and international equities.

The Trustees and Putnam Management also reached a general understanding that these model fee schedules should be implemented for a particular fund only following consideration of the fund's comparative investment performance and expense levels. After reviewing comparative data on competitive funds in recent years and noting, among other things, the fund's strong relative performance, the Trustees concluded that it would be appropriate to implement a model fee schedule for your fund at this time.
The Trustees have indicated that they will continue to look closely at the fund's comparative performance and expense levels in their future annual reviews of the fund's management contract.

WHAT FACTORS DID THE TRUSTEES CONSIDER?

The Trustees placed primary emphasis upon the nature and quality of the services being provided by Putnam Management, including, in particular, the strong relative investment performance of the fund in recent years. In this regard, the Trustees also considered the relative complexity of managing the fund, and a comparison of recent management fees and other expenses paid by the fund with those of similar funds managed by other investment advisers.

The Trustees also considered, among other things, information provided by Putnam Management regarding the profitability of its current and proposed management fee arrangements with the fund (without regard to costs incurred by Putnam Management and its affiliates in connection with the marketing of shares), the benefits to Putnam Management and its affiliates resulting from the fact that affiliates of Putnam Management currently serve as shareholder servicing agent, distributor, and custodian for each of the Putnam funds pursuant to separate contractual arrangements, and Putnam Management's placing of portfolio transactions to recognize research and brokerage services.

Information about certain of the factors considered by the
Trustees is set forth below and in the section "Additional
Information Relating to Management Contract Approval" on page
   22    .

Following consideration of these and the other factors described above, the Trustees of your fund, including all of the independent Trustees, unanimously approved the proposed new contract.

HOW HAS THE FUND PERFORMED?

As part of any decision regarding management fees, Shareholders should consider how the fund has performed. The table that follows shows the relative performance on an average annual basis of the different classes of the fund over various periods and during the life of the fund. The table also provides information concerning the Morgan Stanley Capital International World Index (MSCI World Index).

Average  annual  total return for periods ended     June  30    , 1999

                          CLASS IA      CLASS IB               MSCI
INCEPTION DATE:           MAY 1, 1990   APRIL    30, 1998      WORLD INDEX
TOTAL RETURN
1 year                        15.85%      15.67%                15.67%
3 years                       19.55%      19.39%                18.30%
5 years                       17.09%      16.91%                16.76%
Since inception               12.89%      12.73%                12.88%
(5/1/90)

Class IB performance for the periods prior to April 30, 1998 is based upon performance of Class IA shares of the fund restated to reflect the fees for Class IB shares including a 12b-1 fee of 0.15%. The MSCI World Index is an unmanaged index of international equity securities with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ.

HOW HAS THE FUND PERFORMED IN COMPARISON TO SIMILAR FUNDS?

Another way of evaluating the performance of your fund is to compare it to other global growth funds. In reviewing the fund's
relative  performance, your Trustees         compare it  to     a
list of other funds with similar investment objectives and strategies according developed by Putnam Management with review and oversight by the Trustees . When evaluated in that group, the total return of the Class IA shares of the fund
   ranks     as follows:

For periods ended    6/30/99

1 year                   top    12% 2     out of    16     funds
3 years                  top    18% 3     out of    16     funds
5 years                  top    27% 4     out of    14     funds

WHAT IS THE EFFECT OF THE NEW MANAGEMENT FEE SCHEDULE?

Under the new management contract, the annual management fee paid by your fund to Putnam Management would be amended as follows:

Proposed Fee*                       Existing Fee*
-----------------------------------------------------------------------------
0.80% of the first $500 million         0.60%
0.70% of the next $500 million
0.65% of the next $500 million
0.60% of the next $5 billion
0.575% of the next $5 billion
0.555% of the next $5 billion
0.54% of the next $5 billion
0.53% of any amount thereafter

*  Based on average net assets

Based on average net assets of the fund for the fiscal year ended December 31, 1998 of approximately $1.783 billion, the effective annual management fee rate under the proposed fee schedule would be 0.70% as compared to 0.60% under the existing schedule. This represents an increase of approximately $0.10 in annual expenses for each $100 invested in the fund. The new management fee schedule provides for lower management fee rates as the fund's net assets increase.

For its fiscal year ended December 31, 1998, the fund paid management fees to Putnam Management of $10,690,208. If the proposed new management contract had been in effect for the year, the fund would have paid fees of $12,436,548, which is an increase of approximately 16.3%.

The following tables summarize the expenses incurred by the fund
in the most recent fiscal year    under the current fee schedule
and also     restates these expenses    to show what the expenses
would have been, had     the proposed fee schedule    been in
effect    .  The tables do not reflect separate account expenses,
including sales charges.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                           (CURRENT)
                                                   TOTAL FUND
                    MANAGEMENT  12B-1    OTHER     OPERATING
                       FEES      FEES   EXPENSES    EXPENSES
                    ----------  -----   --------  -----------

Class     IA          0.60%      N/A      0.12%      0.72%
Class     IB          0.60%      0.15%    0.12%      0.87%

                            (PROPOSED)

                                                   TOTAL FUND
                    MANAGEMENT  12B-1    OTHER     OPERATING
                       FEES      FEES   EXPENSES    EXPENSES
                    ----------  -----   --------  -----------

Class IA              0.70%      N/A     0.12%       0.82%
Class IB              0.70%     0.15%    0.12%       0.97%

EXAMPLES

Your investment of    $10,000     would incur the following
expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

                           (CURRENT)

                              1        3        5        10
                             year    years    years    years
CLASS IA                        $74   $230     $401    $894
CLASS IB                        $89   $278     $482    $1,073


                          (PROPOSED)

                             1        3        5       10
                             year     years    years   years
CLASS IA                        $84   $262     $455    $1,014
CLASS IB                        $99   $309     $536    $1,190

The examples do not represent    actual     past or future
expense levels. Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO PASS THE PROPOSAL?

Approval of the new management contract will require the "yes" vote of a "majority of the outstanding voting securities" of the fund, as provided in the Investment Company Act of 1940. For this purpose, this means the "yes" vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. If the shareholders do not approve the new contract, the existing management contract will continue in effect.

THE TRUSTEES BELIEVE THAT THE PROPOSED NEW MANAGEMENT FEE IS FAIR AND REASONABLE AND IN THE BEST INTERESTS OF THE SHAREHOLDERS AND THE CONTRACT OWNERS OF THE FUND. ACCORDINGLY, THE TRUSTEES RECOMMEND THAT SHAREHOLDERS AND THE CONTRACT OWNERS VOTE FOR APPROVAL OF THE PROPOSED NEW CONTRACT.

2. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
   RESPECT TO BORROWING.

The Trustees are recommending that the fund's fundamental investment restriction with respect to borrowing be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may borrow up to 33 1/3% of its total assets. The fund's current restriction is more restrictive, and states that the fund may not:

   "Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased."

The proposed fundamental investment restriction is set forth below.

   "The fund may not...

   Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made."

If the proposed change is approved, the fund will be able to borrow up to the 1940 Act limit. The fund will no longer be restricted to borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks. The new restriction would not prohibit the fund from borrowing for leveraging purposes, although Putnam Management currently has no intention of borrowing for such purposes. If the fund were to borrow money for the purposes of leverage, its net assets would tend to increase or decrease at a greater rate with market changes than if leverage were not used.

Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective. In circumstances in which the fund's available cash is not sufficient to meet, among other things, shareholder redemptions, Putnam Management believes that it may be advantageous at times for the fund to borrow money instead of raising cash by selling its portfolio securities, which could be disruptive to the fund's investment strategy.

In a separate proposal (see Proposal 3 below), Shareholders of the fund are being asked to approve an amendment to the fund's restriction on making loans. The proposed revisions would, subject to the limitations discussed below, permit the fund to participate in a proposed "interfund lending program," which would allow the fund, through a master loan agreement, to lend available cash to and borrow from other Putnam funds. As stated above, the fund may currently borrow money only from banks. When the fund borrows money from a bank, it typically pays interest on such borrowing at a higher rate than the rate available from investments in repurchase agreements. The fund would be able to borrow money under the interfund lending program only if the rate on the loan is more favorable to the fund than the interest rates otherwise available for short-term bank loans, in addition to being more favorable to the lending fund than available repurchase agreement rates. Putnam Management believes that the ability to engage in such borrowing transactions will allow the fund to pay lower interest rates on its borrowings. The fund could, in certain circumstances, have its loan recalled by a lending fund on one day's notice. In these circumstances, the fund might have to borrow from a bank at a higher interest rate if loans were not available from other Putnam funds.

Since the Putnam funds may be considered affiliated parties, interfund lending may be prohibited by the 1940 Act and would be implemented only upon receipt of an exemptive order of the Securities and Exchange Commission.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
   RESPECT TO MAKING LOANS.

The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other Putnam funds and to clarify that the fund is permitted (subject to the limitations discussed above) to participate in the proposed interfund lending program described in Proposal 2. The current restriction states that the fund may not:

   "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

The proposed fundamental investment restriction is set forth below.

   "The fund may not...

   Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities."

If the proposal is approved, the fund would be able to participate in an interfund lending program and make loans to other Putnam funds. As stated in Proposal 2, the fund would only make loans under the program if it could receive an interest rate higher than those available for repurchase agreements. There is a risk that the fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the fund would not necessarily have received collateral for its loan. A delay in obtaining prompt payment could cause the fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

QUORUM AND METHODS OF TABULATION. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Allstate, American, Hartford, Hartford Life, Paragon and PFL, have agreed to vote their shares in proportion to and in the manner instructed by Contract Owners. As stated previously, if instructions are not received from you, your insurance company will vote shares attributable to you in the same proportion as shares of the fund for which it has received instructions. If you sign your voting instruction card but do not indicate specific voting instructions, your insurance company will vote in accordance with the Trustees' recommendations.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that absent specific Contract Owner instructions to the contrary, Allstate, American Enterprise Life, Hartford, Hartford Life, Paragon, and PFL will vote on such matters in accordance with their best judgment.

SOLICITATION OF PROXIES AND VOTING INSTRUCTIONS. In addition to soliciting proxies and voting instructions by mail, Trustees of the Trust and employees of Allstate, American Enterprise Life, Hartford, Hartford Life, Paragon and PFL, Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit voting instructions from Contract Owners in person or by telephone. The Trust may also arrange to have voting instructions recorded by telephone. The telephone voting procedure is designed to authenticate Contract Owners' identities, to allow them to direct the voting of shares attributable to their accounts in accordance with their instructions and to confirm that their instructions have been properly recorded. The fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. The fund is unaware of any such challenge at this time. Contract Owners would be called at the phone number Allstate, American Enterprise Life, Hartford, Hartford Life, Paragon, PFL, or Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The Contract Owners would then be given an opportunity to give their voting instructions. To ensure that the Contract Owners' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Contract Owners will have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by
   a third party vendor    .  The giving of such voting
instructions will not affect your right to vote in person should you decide to attend the Meeting. To record your voting instructions via the Internet, please access the Internet address found on your voting instruction card on the World Wide Web. The Internet voting procedures are designed to authenticate Contract Owners' identities, to allow Contract Owners to give their voting instructions, and to confirm that Contract Owners' instructions have been recorded properly. Contract Owners voting via the Internet should understand that there may be costs associated with internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by
   Contract Owners    .

The Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, proxies and voting instructions may be solicited from Contract Owners who have not voted or who have abstained from voting.



REVOCATION OF PROXIES. You may change or revoke your voting instructions at any time before your insurance company votes by a written revocation received by the insurance company and the fund, by properly executing a later-dated voting instruction
card, recording         voting instructions online at a later
date or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. Your fund does not hold regular shareholder annual meetings, but may from time to time schedule special meetings. In accordance with the regulations of the Securities and Exchange Commission, in order to be eligible for inclusion in the fund's proxy statement for such meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement. Also, SEC rules permit management to exercise discretionary authority to vote on shareholder proposals not included in the fund's proxy statement if the proponent has not notified the fund of a proposal a reasonable time before the fund mails its proxy statement. All shareholder proposals must also comply with other requirements of the SEC's rules and the trust's declaration of trust.

ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Allstate, American Enterprise Life, Hartford, Hartford Life, Paragon, and PFL will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against adjournment those shares required to be voted against any of such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. THE TRUST WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203 OR 1-800-521-0538.

FUND INFORMATION

LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of the trust provides that the trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the trust or that such indemnification would relieve any officer or Trustee of any liability to the trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT    COMMITTEE     AND BOARD POLICY    AND NOMINATING
COMMITTEE.  The Committee     members of the Audit
Committee of the trust include only Trustees who are not
"interested persons" of the trust    or Putnam Management.
The Audit         Committee currently consists of    Dr. Kennan
and     Messrs. Estin   and Stephens (Chairman)    .  The Board
Policy    and Nominating     Committee consists only of Trustees
who are not "interested persons" of the trust or Putnam
Management.  The Board Policy    and Nominating     Committee
currently consists of Dr. Kennan (Chairperson), Messrs. Hill,
Patterson, Pounds    and     Thorndike.


OFFICERS AND OTHER INFORMATION.  In addition to George Putnam and
Lawrence J. Lasser, the officers of your fund are as follows:
                                                      Year first elected to
Name (age)                 Office                     office
----------------------------------------------------------------------------
Charles E. Porter    (61)    Executive Vice President 1989
Patricia C. Flaherty (52)  Senior Vice President      1993
John D. Hughes (64)        Senior Vice President
                             & Treasurer              1987
Gordon H. Silver    (52)    Vice President            1990
Brett C. Browchuk (36)     Vice President             1997
Ian C. Ferguson    (42)    Vice President             1997
Robert Swift    (39)    *  Vice President             1996
Kelly A. Morgan (36)*      Vice President             1997
David J. Santos (41)*      Vice President             1999
Lisa Svensson    (37)    * Vice President             1992
Manuel Weiss (50)*         Vice President             1992
Richard Monaghan (44)**    Vice President             1999
John R. Verani    (60)     Vice President             1987
-----------------------------------------------------------------------------
*  One of the fund's Portfolio managers
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, Putnam, III, Lasser and Smith will benefit from the management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by the trust.

ADDITIONAL INFORMATION RELATING TO MANAGEMENT CONTRACT APPROVAL

FURTHER INFORMATION ABOUT PUTNAM INVESTMENT MANAGEMENT, INC. AND ITS PROPOSED MANAGEMENT CONTRACT. Putnam Management and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of the trust, and Putnam Fiduciary Trust Company, the trust's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc., and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting and investment management businesses.

The directors of Putnam Management are George Putnam, Lawrence J. Lasser, and Gordon H. Silver. Mr. Lasser is the principal executive officer of Putnam Management. The principal occupations of Messrs. Putnam, Lasser, and Silver are as officers and directors of Putnam Management and certain of its corporate affiliates. The address of Putnam Management and the business address of the directors and officers of Putnam Management is One Post Office Square, Boston, Massachusetts 02109.

In addition to the services it provides to your trust, Putnam Management acts as investment adviser or subadviser of other publicly owned investment companies having differing investment objectives. For the names of such funds having investment objectives similar to those of your fund and the current rates of Putnam Management's annual fees as adviser or subadviser of such funds, see Exhibit B in this Proxy Statement.

Putnam Management is also affiliated with The Putnam Advisory Company, Inc., which together with its subsidiaries furnishes investment advice to domestic and foreign institutional clients and foreign mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. The advisory fees charged by such firms to their institutional clients are generally at lower rates than those charged to the Putnam funds. The services performed and responsibilities assumed by these firms for such clients are, however, not as extensive as those performed or assumed by Putnam Management for the Putnam funds.

Some officers and directors of Putnam Management, including some who are officers of your fund, serve as officers or directors of some of these affiliates. Putnam Management may also enter into other businesses.

THE MANAGEMENT CONTRACT.  Putnam Management serves as investment
manager of your    trust     pursuant to a Management Contract.
The management fee payable under the contract is described above in Proposal 1. The fees paid to Putnam Management in the most recent fiscal year are shown below.

Under the contract, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for your fund and makes investment decisions on behalf of your fund. Subject to the control of the Trustees, Putnam Management manages, supervises, and conducts the other affairs and business of your fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of your fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of your fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain brokerage and research services of value to Putnam Management and its affiliates in advising your fund and other clients. In so doing, Putnam Management may cause your fund to pay greater brokerage commissions than it might otherwise pay.

Your fund also pays, or reimburses Putnam Management for, the compensation and related expenses of certain officers of your fund and their assistants. Currently, your fund reimburses Putnam Management for a portion of the compensation and related expenses of certain officers of your trust who provide certain administrative services to your fund and the other Putnam funds, each of which bears an allocated share of the costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees, and the amount paid in the most recent fiscal year is set forth below. Putnam Management pays all other salaries of officers of your fund. Your fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing agent, and shareholder reporting expenses.

The contract provides that Putnam Management shall not be subject to any liability to your fund or to any shareholder of your fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The contract may be terminated as to any series of the trust without penalty upon 30 days' written notice by Putnam Management, by the Trustees, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of such series (as defined in the Investment Company Act of 1940). It may be amended as to any series of the trust only by an affirmative vote of the holders of a majority of the outstanding voting securities of that series and by a majority of the Trustees who are not "interested persons" of your trust or Putnam Management.

The contract will terminate automatically as to any series of the trust if it is assigned, or unless its continuance is approved at least annually by either the Trustees or Shareholders of such series and in either case by a majority of the Trustees who are not "interested persons" of Putnam Management or your trust.

PAYMENTS TO AFFILIATES OF PUTNAM MANAGEMENT. Putnam Fiduciary Trust Company is the trust's investor servicing agent and custodian. The investor servicing fees and custodian fees paid by the fund Putnam Fiduciary Trust Company in the trust's most recent fiscal year are set forth below.

Under its class IB Distribution Plan, your fund may make payments to Putnam Mutual Funds at the annual rate of up to 0.35% of the average net assets of the fund attributable to class IB shares. At present, payments under the Plan are limited to the annual rate of 0.15% of average net assets.

Payments under the plans compensate Putnam Mutual Funds for services provided and expenses incurred by it in promoting the sale of the class IB shares of your fund, reducing redemptions or
maintaining or improving services provided to    shareholders
by Putnam Mutual Funds or by dealers. The fees paid to Putnam Mutual Funds under the plans in your fund's most recent fiscal year are set forth in "Payments to affiliates of Putnam Management." A substantial portion of payments made to Putnam Mutual Funds under these plans is used to pay or reimburse Putnam Mutual Funds for payment of service fees paid to investment dealers for their ongoing services to shareholders.

ASSETS AND SHARES OUTSTANDING OF YOUR FUND AS OF JULY 30, 1999

Net assets                                 $2,095,321,205

Class IA shares outstanding
and authorized to vote                 103,948,044     shares

Class IB shares outstanding
and authorized to vote                     300,030     shares

5% BENEFICIAL OWNERSHIP OF YOUR FUND AS OF JULY 30, 1999

Persons beneficially owning more than 5% of the fund's class IA shares

   Hartford Life Insurance Company
Putnam Capital Manager Trust
Separate Account  200 Hopmeadow St.,
Simsbury, CT 06089; owned 43,865,984 Shares or 42.21%

Hartford Life and Annuity Insurance Company
Putnam Capital Manager Trust Separate Account
Two 200 Hopmeadow St., Simsbury, CT 06089;
Owned 56,178,236 shares or 54.06%

Persons beneficially owning more than 5% of the fund's class IB shares

   Hartford Life and Annuity Insurance Company
Putnam Capital Manager Trust Separate Account Two
200 Hopmeadow St., Simsbury, CT 06089;
owned 122,117 shares of 40.07%.

PFL Life Insurance Company
Flexible Premium Individual Deferred Variable Annuity
4333 Edgewood Road, NE Cedar Rapids, IA 52499;
owned 86,519 shares or 28.39%

Allstate Life Insurance Company
Separate Account A
3100 Sanders Road, Northbrook, IL 60062
owned 87,634 shares or 28.75%.

FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

MANAGEMENT CONTRACT
------------------------------------------------------------------
The management contract dated October 2, 1987, as thereafter supplemented with respect to the other funds of the trust was initially approved by the shareholders of Putnam VT Global Growth
fund on March 2, 1990   and was     last approved by the Trustees
on    June 4, 1999    .

     Management fee
     paid by the fund to Putnam Management        $10,690,208

     Reimbursement paid by your fund to Putnam
     Management for compensation and related expenses
     including employee benefit plan contributions
     for your fund's Executive Vice President
     (Charles E. Porter), Senior Vice President
     (Patricia C. Flaherty), and their assistants     $19,000

PAYMENTS TO AFFILIATES
-----------------------------------------------------------------

     Payments under    class     IB Distribution
     Plan to Putnam Mutual Funds                         $156

     Investor servicing and custodian fees
     paid to Putnam Fiduciary Trust Company
     (before application of credits, if any)       $1,969,635

EXHIBIT A

This exhibit provides the management contract and the proposed additions and deletions.  The additions are indicated by
   BOLDFACE     and deletions are indicated by    [ITALICS]    .


                      PUTNAM VARIABLE TRUST
             (FORMERLY PUTNAM CAPITAL MANAGER TRUST)
                       MANAGEMENT CONTRACT

Management Contract dated as of October 2, 1987, as supplemented March 2, 1990, as further supplemented February 27, 1992, as further supplemented July 9, 1993, as further supplemented April 5, 1994, as further supplemented June 2, 1994, as further supplemented April 7, 1995, as further supplemented July 13, 1995, as further supplemented July 11, 1996, as further supplemented December 20, 1996 as further supplemented February
6, 1998, as further supplemented July 10, 1998   ,     as further
supplemented March 4, 1999,    [AND]as further supplemented July
1, 1999  AND     AS FURTHER SUPPLEMENTED NOVEMBER         ,
1999        between Putnam Variable Trust (formerly Putnam
Capital Manager Trust), a Massachusetts business trust (the "Fund"), and PUTNAM INVESTMENT MANAGEMENT, INC., a Massachusetts corporation (the "Manager").

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund's investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and its stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the Fund's net asset value, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund's account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for (i) the compensation of the Vice Chairman of the Fund and of persons assisting him in these offices, as determined from time to time by the Trustees of the Fund, (ii) the compensation in whole or in part of such other officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund, and (iii) the cost of suitable office space, utilities, support services and equipment of the Vice Chairman and persons assisting him and, as determined from time to time by the Trustees of the Fund, all or a part of such cost attributable to the other officers and persons assisting them whose compensation is paid in whole or in part by the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager shall pay all expenses incurred in connection with the organization of the Fund and the initial public offering and sale of its shares of beneficial interest, provided that upon the issuance and sale of such shares to the public pursuant to the offering, and only in such event, the Fund shall become liable for, and to the extent requested reimburse the Manager for, registration fees payable to the Securities and Exchange Commission and for an additional amount not exceeding $125,000 as its agreed share of such expenses.

(f) The Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.  OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3.  COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a),
(b), (c) and (e) of Section 1, a fee, computed and paid quarterly at the following annual rates applicable to the average net asset value of each Series of the Fund (a "Series") of:

Putnam VT International New Opportunities Fund:

   (a)    1.00%     of the first $500 million of average net assets;
   (b)    0.90%     of the next $500 million;
   (c)    0.85%     of the next $500 million;
   (d)    0.80%     of the next $5 billion;
   (e)    0.775%     of the next $5 billion;
   (f)    0.755%     of the next $5 billion;
   (g)    0.74%     of the next $5 billion; and
   (h)    0.73%     of any excess thereafter.

Putnam VT Asia Pacific Growth Fund,    PUTNAM VT GLOBAL GROWTH
FUND,     Putnam VT International Growth Fund, Putnam VT
International Growth and Income Fund   and     Putnam VT Small
Cap Value Fund       :

   (a) 0.80% of the first $500 million of average net assets;
   (b) 0.70% of the next $500 million;
   (c) 0.65% of the next $500 million;
   (d) 0.60% of the next $5 billion;
   (e) 0.575% of the next $5 billion;
   (f) 0.555% of the next $5 billion;
   (g) 0.54% of the next $5 billion; and
   (h) 0.53% of any excess thereafter.

Putnam VT Diversified Income Fund, Putnam VT Global Asset
Allocation Fund, Putnam VT Health Sciences Fund, Putnam VT High
Yield Fund, Putnam VT New Opportunities Fund, Putnam VT New Value
Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT
Voyager Fund and Putnam VT OTC Emerging Growth Fund:

   (a) 0.70% of the first $500 million of average net assets;
   (b) 0.60% of the next $500 million;
   (c) 0.55% of the next $500 million;
   (d) 0.50% of the next $5 billion;
   (e) 0.475% of the next $5 billion;
   (f) 0.455% of the next $5 billion;
   (g) 0.44% of the next $5 billion; and
   (h) 0.43% of any excess thereafter.

Putnam VT Growth and Income Fund, Putnam VT Income Fund        ,
Putnam VT Vista Fund, Putnam VT Investors Fund, Putnam VT The
George Putnam Fund of Boston and Putnam VT Research Fund:

   (a) 0.65% of the first $500 million of average net assets;
   (b) 0.55% of the next $500 million;
   (c) 0.50% of the next $500 million;
   (d) 0.45% of the next $5 billion;
   (e) 0.425% of the next $5 billion;
   (f) 0.405% of the next $5 billion;
   (g) 0.39% of the next $5 billion; and
   (h) 0.38% of any excess thereafter.

Putnam VT Money Market Fund:

   (a) 0.45% of the first $500 million of average net assets;
   (b) 0.35% of the next $500 million;
   (c) 0.30% of the next $500 million;
   (d) 0.25% of the next $5 billion;
   (e) 0.225% of the next $5 billion;
   (f) 0.205% of the next $5 billion;
   (g) 0.19% of the next $5 billion; and
   (h) 0.18% of any excess thereafter.

   [PUTNAM     VT GLOBAL GROWTH FUND:

      0.60%     OF AVERAGE NET    ASSETS.]

Such fees computed with respect to the net asset value of each Series shall be paid from the assets of such Series. Such average net asset value of each Series of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each month within 30 days after the end of such quarter.

The fees payable by the Fund to the Manager pursuant to this
Section 3 with respect to any Series of the Fund shall be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of such Series, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of any Series of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of that Series are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of any Series of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Series to the extent required by the terms and conditions of such expense limitation.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended as to any Series of the Fund unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Series, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect as to each Series continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto may at any time terminate this Contract as to any Series or as to the Fund by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Series, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate as to such Series at the close of
business on   [    :

      JANUARY     31, 1989 IN THE CASE OF PUTNAM VT GLOBAL
   GROWTH FUND,    AND]     the second anniversary of its
   execution with respect to any    [OTHER]     Series,

or the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of a Series for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of one or more
Series affected.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund or the Series, as the case may be, present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund or the Series, as the case may be, entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund, or the Series, as the case may be, entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, PUTNAM VARIABLE TRUST and PUTNAM INVESTMENT MANAGEMENT, INC. have each caused this instrument to be signed in duplicate in its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

                         PUTNAM VARIABLE TRUST

                         By:____________________


                         PUTNAM INVESTMENT MANAGEMENT, INC.

                         By:____________________

THIS EXHIBIT PROVIDES A LIST OF PUTNAM FUNDS HAVING INVESTMENT
OBJECTIVES SIMILAR TO PUTNAM VT GLOBAL GROWTH FUND AND LISTS THE
CURRENT RATES OF ANNUAL FEES PAID TO PUTNAM MANAGEMENT AS ADVISOR
OR SUBADVISOR.

EXHIBIT B

MANAGEMENT FEE RATE                          NAME OF FUND
   (FOR EACH FUND LISTED AT RIGHT BASED      (NET ASSETS AS OF    JULY 30, 1999)
       ON AVERAGE NET ASSETS)
0.80% of the first $500 million               Putnam Global Growth Fund
0.70% of the next $500 million                   ($5,985,227,231)
0.65% of the next     $500 million            Putnam Asia Pacific Growth Fund
        0.60% of the next $5 billion             ($406,308,386)
0.575% of the next $5 billion             Putnam VT Asia Pacific Growth Fund
0.555% of the next $5 billion                  ($150,974,760)
0.54% of the next $5 billion                Putnam International Growth Fund
0.53% of any amount thereafter                   ($5,489,127,386)
                                        Putnam VT International Growth Fund
                                              ($411,373,578)
                                         Putnam Europe Growth Fund
                                                ($1,757,468,392)


PUTNAMINVESTMENTS
THE PUTNAM FUNDS

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581
PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, SIGN
IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.  YOUR
VOTE IS IMPORTANT.

Proxy    for a     meeting    of     shareholders to be held on
November 4, 1999 for PUTNAM VT GLOBAL GROWTH FUND OF PUTNAM
VARIABLE TRUST.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of Shareholders of Putnam VT Global Growth Fund of Putnam Variable Trust on November 4, 1999, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

          PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
----------------------------------------------
Shareholder sign here                                    Date

-----------------------------------------------------------------
----------------------------------------------
Co-owner sign here                                       Date


-----------------------------------------------------------------
----------------------------------------------
          Please fold at perforation before detaching

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

   Name
-----------------------------------------------------------------
-----------------------------------------------------
Street
-----------------------------------------------------------------
-----------------------------------------------------
City                                State
Zip
-----------------------------------------------------------------
-----------------------------------------------------
Telephone
-----------------------------------------------------------------
-----------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!


IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR EACH OF THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.
                                  FOR      AGAINST    ABSTAIN


1.     PROPOSAL TO APPROVE A NEW MANAGEMENT /  /    /  /    /  /
       CONTRACT INCREASING THE
       FEES PAYABLE TO PUTNAM
       INVESTMENT MANAGEMENT,
       INC.

2.     PROPOSAL TO APPROVE AN     /  /     /  /          /  /
       AMENDMENT TO THE FUND'S
       FUNDAMENTAL INVESTMENT
       RESTRICTION WITH         RESPECT TO
       BORROWING.

3.                                PROPOSAL TO APPROVE AN
                                  AMENDMENT         /  / /  / /  /
       TO THE FUND'S    FUNDAMENTAL     INVESTMENT
       RESTRICTION WITH         RESPECT TO MAKING LOANS.

NOTE:  If you have questions on any of the    proposals    ,
please         call 1-800-   521-0538.

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS VOTING INSTRUCTION CARD BY MAIL

Your vote is very important.  If you choose to record your voting instructions via the Internet, visit the website at
   www.proxyweb.com    .  Please refer to the instructions below.
Your voting instructions will be immediately confirmed and posted.

TO RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET

1.   Read the proxy statement.
2.   Go to    www.proxyweb.com    .
3.   Enter the    14    -digit control number on your voting instruction card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
VOTING INSTRUCTION CARD.

   ALLSTATE LIFE INSURANCE COMPANY

THIS IS YOUR VOTING INSTRUCTION CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS VOTING INSTRUCTION
CARD, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE
PROVIDED.  YOUR VOTE IS IMPORTANT.

   Voting instruction card for a     meeting    of
shareholders to be held on November 4, 1999 for PUTNAM VT GLOBAL
GROWTH FUND OF PUTNAM VARIABLE TRUST.

THIS VOTING INSTRUCTION CARD IS SOLICITED BY ALLSTATE LIFE
INSURANCE COMPANY ("ALLSTATE") FROM OWNERS OF VARIABLE ANNUITY
        CONTRACTS ISSUED BY ALLSTATE WHO HAVE SPECIFIED THAT A
PORTION OF THEIR INVESTMENTS BE ALLOCATED TO THE FUND.

The undersigned    contract     owner hereby instructs that the
votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the meeting of shareholders of Putnam VT Global Growth Fund of Putnam
Variable Trust on November 4, 1999,    at 2:00 p.m.     Boston
time, and any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS    VOTING INSTRUCTION CARD.

   Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
----------------------------------------------
   Contract owner     sign here                          Date

-----------------------------------------------------------------
----------------------------------------------
Co-owner sign here                                       Date




HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments.  Detach
this form from the    voting instruction     card and return it
with your signed    card     in the enclosed envelope.

   Name
-----------------------------------------------------------------
-----------------------------------------------------
Street
-----------------------------------------------------------------
-----------------------------------------------------

City                                State
Zip
-----------------------------------------------------------------
-----------------------------------------------------

Telephone
-----------------------------------------------------------------
-----------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------

DEAR CONTRACT OWNER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this voting instruction card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.


THANK YOU!

IF YOU PROPERLY EXECUTE THIS CARD, ALLSTATE WILL VOTE THE INTERESTS OF THE FUND ATTRIBUTABLE TO YOU IN ACCORDANCE WITH YOUR INSTRUCTIONS INDICATED BELOW. IF YOU SIGN THE CARD BUT DO NOT DIRECT ALLSTATE HOW TO VOTE, ALLSTATE WILL VOTE THE INTERESTS ATTRIBUTABLE TO YOU IN FAVOR OF THE PROPOSALS. IF YOU DO NOT PROVIDE ALLSTATE WITH ANY VOTING INSTRUCTIONS, EITHER BY RETURNING THIS CARD OR BY RECORDING INSTRUCTIONS ON THE INTERNET, ALLSTATE WILL VOTE YOUR INTERESTS IN THE SAME PROPORTION AS INTERESTS FOR WHICH IT HAS RECEIVED INSTRUCTIONS. THE UNDERSIGNED, BY COMPLETING THIS FORM, DOES HEREBY AUTHORIZE ALLSTATE AND ITS AFFILIATES AND EMPLOYEES TO EXERCISE THEIR DISCRETION IN VOTING UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

                                  FOR      AGAINST    ABSTAIN


1.     PROPOSAL TO APPROVE A NEW          /  /      /  /        /  /
          MANAGEMENT     CONTRACT INCREASING
       THE        FEES PAYABLE TO PUTNAM
       INVESTMENT MANAGEMENT,
       INC.

2.     PROPOSAL TO APPROVE AN     /  /     /  /          /  /
       AMENDMENT TO THE FUND'S
       FUNDAMENTAL INVESTMENT
       RESTRICTION WITH         RESPECT TO
       BORROWING.

3.                                PROPOSAL TO APPROVE AN
                                  AMENDMENT         /  / /  / /  /
       TO THE FUND'S    FUNDAMENTAL     INVESTMENT
       RESTRICTION WITH         RESPECT TO MAKING LOANS.

NOTE:  If you have questions on any of the    proposals    ,
please         call 1-800-   521-0538.



 FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS VOTING INSTRUCTION CARD BY MAIL

Your vote is very important.  If you choose to record your voting instructions via the Internet, visit the website at
   www.proxyweb.com    .  Please refer to the instructions below.
Your voting instructions will be immediately confirmed and posted.

TO RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET

1.   Read the proxy statement.
2.   Go to    www.proxyweb.com    .
3.   Enter the    14    -digit control number on your voting instruction card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
VOTING INSTRUCTION CARD.

   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

THIS IS YOUR VOTING INSTRUCTION CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS VOTING INSTRUCTION
CARD, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE
PROVIDED.  YOUR VOTE IS IMPORTANT.

   Voting instruction card for a     meeting    of
shareholders to be held on November 4, 1999 for PUTNAM VT GLOBAL
GROWTH FUND OF PUTNAM VARIABLE TRUST.

THIS VOTING INSTRUCTION CARD IS SOLICITED BY AMERICAN ENTERPRISE
LIFE INSURANCE COMPANY ("AMERICAN ENTERPRISE LIFE") FROM
   OWNERS OF     VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS
ISSUED BY AMERICAN ENTERPRISE LIFE WHO HAVE SPECIFIED THAT A
PORTION OF THEIR INVESTMENTS BE ALLOCATED TO THE FUND.

The undersigned contract owner hereby instructs that the votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the meeting of shareholders of Putnam VT Global Growth Fund of Putnam Variable Trust on November 4, 1999, at 2:00 p.m. Boston time, and any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS    VOTING INSTRUCTION CARD.

   Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
----------------------------------------------
   Contract owner     sign here                          Date

-----------------------------------------------------------------
----------------------------------------------
Co-owner sign here                                       Date




HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments.  Detach
this form from the    voting instruction     card and return it
with your signed    card     in the enclosed envelope.

   Name
-----------------------------------------------------------------
-----------------------------------------------------
Street
-----------------------------------------------------------------
-----------------------------------------------------
City                                State
Zip
-----------------------------------------------------------------
-----------------------------------------------------
Telephone
-----------------------------------------------------------------
-----------------------------------------------------

DO YOU HAVE ANY COMMENTS?


-----------------------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------

DEAR CONTRACT OWNER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this voting instruction card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU PROPERLY EXECUTE THIS CARD, AMERICAN ENTERPRISE LIFE WILL VOTE THE INTERESTS OF THE FUND ATTRIBUTABLE TO YOU IN ACCORDANCE WITH YOUR INSTRUCTIONS INDICATED BELOW. IF YOU SIGN THE CARD BUT DO NOT DIRECT AMERICAN ENTERPRISE LIFE HOW TO VOTE, AMERICAN ENTERPRISE LIFE WILL VOTE THE INTERESTS ATTRIBUTABLE TO YOU IN FAVOR OF THE PROPOSALS. IF YOU DO NOT PROVIDE AMERICAN ENTERPRISE LIFE WITH ANY VOTING INSTRUCTIONS, EITHER BY RETURNING THIS CARD OR BY RECORDING INSTRUCTIONS ON THE INTERNET, AMERICAN ENTERPRISE LIFE WILL VOTE YOUR INTERESTS IN THE SAME PROPORTION AS INTERESTS FOR WHICH IT HAS RECEIVED INSTRUCTIONS. THE UNDERSIGNED, BY COMPLETING THIS FORM, DOES HEREBY AUTHORIZE AMERICAN ENTERPRISE LIFE AND ITS AFFILIATES AND EMPLOYEES TO EXERCISE THEIR DISCRETION IN VOTING UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

                                  FOR      AGAINST    ABSTAIN


1.     PROPOSAL TO APPROVE A NEW          /  /      /  /    /  /
          MANAGEMENT     CONTRACT INCREASING
       THE        FEES PAYABLE TO PUTNAM
       INVESTMENT MANAGEMENT,
       INC.

2.     PROPOSAL TO APPROVE AN     /  /     /  /          /  /
       AMENDMENT TO THE FUND'S
       FUNDAMENTAL INVESTMENT
       RESTRICTION WITH         RESPECT TO
       BORROWING.

3.                                PROPOSAL TO APPROVE AN
                                  AMENDMENT         /  / /  / /  /
       TO THE FUND'S    FUNDAMENTAL     INVESTMENT
       RESTRICTION WITH         RESPECT TO MAKING LOANS.

NOTE:  If you have questions on any of the    proposals    ,
please         call 1-800-   521-0538.

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS VOTING INSTRUCTION CARD BY MAIL

Your vote is very important.  If you choose to record your voting instructions via the Internet, visit the website at
   www.proxyweb.com    .  Please refer to the instructions below.
Your voting instructions will be immediately confirmed and posted.

TO RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET

1.   Read the proxy statement.
2.   Go to    www.proxyweb.com    .
3.   Enter the    14    -digit control number on your voting instruction card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
VOTING INSTRUCTION CARD.

   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

THIS IS YOUR VOTING INSTRUCTION CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS VOTING INSTRUCTION
CARD, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE
PROVIDED.  YOUR VOTE IS IMPORTANT.

   Voting instruction card for a     meeting    of
shareholders to be held on November 4, 1999 for PUTNAM VT GLOBAL
GROWTH FUND OF PUTNAM VARIABLE TRUST.

THIS VOTING INSTRUCTION CARD IS SOLICITED BY HARTFORD LIFE    AND
ANNUITY     INSURANCE COMPANY    ("HARTFORD LIFE")     FROM
OWNERS OF VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS ISSUED BY
HARTFORD    LIFE     WHO HAVE SPECIFIED THAT A PORTION OF THEIR
INVESTMENTS BE ALLOCATED TO THE FUND.

The undersigned    contract     owner hereby instructs that the
votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the meeting of shareholders of Putnam VT Global Growth Fund of Putnam
Variable Trust on November 4, 1999,    at 2:00 p.m.     Boston
time, and any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS    VOTING INSTRUCTION CARD.


   Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
----------------------------------------------
   Contract owner     sign here                          Date

-----------------------------------------------------------------
----------------------------------------------
Co-owner sign here                                       Date




HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments.  Detach
this form from the    voting instruction     card and return it
with your signed    card     in the enclosed envelope.

   Name

Street
-----------------------------------------------------------------
-----------------------------------------------------

City                                State
Zip
-----------------------------------------------------------------
-----------------------------------------------------

Telephone
-----------------------------------------------------------------
-----------------------------------------------------

DO YOU HAVE ANY COMMENTS?





-----------------------------------------------------------------
-----------------------------------------------------

DEAR CONTRACT OWNER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this voting instruction card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU PROPERLY EXECUTE THIS CARD, HARTFORD    LIFE     WILL VOTE
THE INTERESTS OF THE FUND ATTRIBUTABLE TO YOU IN ACCORDANCE WITH YOUR INSTRUCTIONS INDICATED BELOW. IF YOU SIGN THE CARD BUT DO
NOT DIRECT HARTFORD    LIFE     HOW TO VOTE, HARTFORD    LIFE
WILL VOTE THE INTERESTS ATTRIBUTABLE TO YOU IN FAVOR OF THE
PROPOSALS.  IF YOU DO NOT PROVIDE HARTFORD    LIFE     WITH ANY
VOTING INSTRUCTIONS, EITHER BY RETURNING THIS CARD OR BY
RECORDING INSTRUCTIONS ON THE INTERNET, HARTFORD    LIFE     WILL
VOTE YOUR INTERESTS IN THE SAME PROPORTION AS INTERESTS FOR WHICH IT HAS RECEIVED INSTRUCTIONS. THE UNDERSIGNED, BY COMPLETING
THIS FORM, DOES HEREBY AUTHORIZE HARTFORD    LIFE     AND ITS
AFFILIATES AND EMPLOYEES TO EXERCISE THEIR DISCRETION IN VOTING UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

                                  FOR      AGAINST    ABSTAIN


1.     PROPOSAL TO APPROVE A NEW          /  /      /  /    /  /
          MANAGEMENT     CONTRACT INCREASING
       THE        FEES PAYABLE TO PUTNAM
       INVESTMENT MANAGEMENT,
       INC.

2.     PROPOSAL TO APPROVE AN     /  /     /  /          /  /
       AMENDMENT TO THE FUND'S
       FUNDAMENTAL INVESTMENT
       RESTRICTION WITH         RESPECT TO
       BORROWING.

3.                                PROPOSAL TO APPROVE AN
                                  AMENDMENT         /  / /  / /  /
       TO THE FUND'S    FUNDAMENTAL     INVESTMENT
       RESTRICTION WITH         RESPECT TO MAKING LOANS.

NOTE:  If you have questions on any of the    proposals    ,
please         call 1-800-   521-0538.

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS VOTING INSTRUCTION CARD BY MAIL

Your vote is very important.  If you choose to record your voting instructions via the Internet, visit the website at
   www.proxyweb.com    .  Please refer to the instructions below.
Your voting instructions will be immediately confirmed and posted.

TO RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET

1.   Read the proxy statement.
2.   Go to    www.proxyweb.com    .
3.   Enter the    14    -digit control number on your voting
  instruction card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
VOTING INSTRUCTION CARD.

   HARTFORD LIFE INSURANCE COMPANY

THIS IS YOUR VOTING INSTRUCTION CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS VOTING INSTRUCTION
CARD, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE
PROVIDED.  YOUR VOTE IS IMPORTANT.

   Voting instruction card for a     meeting    of
shareholders to be held on November 4, 1999 for PUTNAM VT GLOBAL
GROWTH FUND OF PUTNAM VARIABLE TRUST.

THIS VOTING INSTRUCTION CARD IS SOLICITED BY HARTFORD LIFE
        INSURANCE COMPANY ("HARTFORD    ")     FROM OWNERS OF
VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS ISSUED BY HARTFORD
        WHO HAVE SPECIFIED THAT A PORTION OF THEIR INVESTMENTS BE
ALLOCATED TO THE FUND.

The undersigned    contract     owner hereby instructs that the
votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the meeting of shareholders of Putnam VT Global Growth Fund of Putnam
Variable Trust on November 4, 1999,    at 2:00 p.m.     Boston
time, and any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS    VOTING INSTRUCTION CARD.


   Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
----------------------------------------------
   Contract owner     sign here                          Date

-----------------------------------------------------------------
----------------------------------------------
Co-owner sign here                                       Date




HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments.  Detach
this form from the    voting instruction     card and return it
with your signed    card     in the enclosed envelope.

   Name
-----------------------------------------------------------------
-----------------------------------------------------    Street
-----------------------------------------------------------------
-----------------------------------------------------

City                                State
Zip
-----------------------------------------------------------------
-----------------------------------------------------

Telephone
-----------------------------------------------------------------
-----------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------
-----------------------------------------------------


-----------------------------------------------------------------
-----------------------------------------------------

DEAR CONTRACT OWNER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this voting instruction card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU PROPERLY EXECUTE THIS CARD, HARTFORD         WILL VOTE THE
INTERESTS OF THE FUND ATTRIBUTABLE TO YOU IN ACCORDANCE WITH YOUR INSTRUCTIONS INDICATED BELOW. IF YOU SIGN THE CARD BUT DO NOT
DIRECT HARTFORD         HOW TO VOTE, HARTFORD         WILL VOTE
THE INTERESTS ATTRIBUTABLE TO YOU IN FAVOR OF THE PROPOSALS.  IF
YOU DO NOT PROVIDE HARTFORD         WITH ANY VOTING INSTRUCTIONS,
EITHER BY RETURNING THIS CARD OR BY RECORDING INSTRUCTIONS ON THE
INTERNET, HARTFORD         WILL VOTE YOUR INTERESTS IN THE SAME
PROPORTION AS INTERESTS FOR WHICH IT HAS RECEIVED INSTRUCTIONS. THE UNDERSIGNED, BY COMPLETING THIS FORM, DOES HEREBY AUTHORIZE
HARTFORD         AND ITS AFFILIATES AND EMPLOYEES TO EXERCISE
THEIR DISCRETION IN VOTING UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

                                  FOR      AGAINST    ABSTAIN


1.     PROPOSAL TO APPROVE A NEW          /  /      /  /     /  /
          MANAGEMENT     CONTRACT INCREASING
       THE        FEES PAYABLE TO PUTNAM
       INVESTMENT MANAGEMENT,
       INC.

2.     PROPOSAL TO APPROVE AN     /  /     /  /          /  /
       AMENDMENT TO THE FUND'S
       FUNDAMENTAL INVESTMENT
       RESTRICTION WITH         RESPECT TO
       BORROWING.

3.                                PROPOSAL TO APPROVE AN
                                  AMENDMENT         /  / /  /  /  /
       TO THE FUND'S    FUNDAMENTAL     INVESTMENT
       RESTRICTION WITH         RESPECT TO MAKING LOANS.

NOTE:  If you have questions on any of the    proposals    ,
please         call 1-800-   521-0538.

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS VOTING INSTRUCTION CARD BY MAIL

Your vote is very important.  If you choose to record your voting instructions via the Internet, visit the website at
   www.proxyweb.com    .  Please refer to the instructions below.
Your voting instructions will be immediately confirmed and posted.

TO RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET

1.   Read the proxy statement.
2.   Go to    www.proxyweb.com    .
3.   Enter the    14    -digit control number on your voting
  instruction card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
VOTING INSTRUCTION CARD.

   PARAGON LIFE INSURANCE COMPANY

THIS IS YOUR VOTING INSTRUCTION CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS VOTING INSTRUCTION
CARD, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE
PROVIDED.  YOUR VOTE IS IMPORTANT.

   Voting instruction card for a     meeting    of
shareholders to be held on November 4, 1999 for PUTNAM VT GLOBAL
GROWTH FUND OF PUTNAM VARIABLE TRUST.

THIS VOTING INSTRUCTION CARD IS SOLICITED BY PARAGON LIFE
INSURANCE COMPANY    ("PARAGON ")     FROM OWNERS OF
   VARIABLE     ANNUITY AND LIFE INSURANCE CONTRACTS ISSUED BY
   PARAGON     WHO HAVE SPECIFIED THAT A PORTION OF THEIR
INVESTMENTS BE ALLOCATED TO THE FUND.

The undersigned    contract     owner hereby instructs that the
votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the meeting of shareholders of Putnam VT Global Growth Fund of Putnam
Variable Trust on November 4, 1999,    at 2:00 p.m.     Boston
time, and any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS    VOTING INSTRUCTION CARD.


   Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
----------------------------------------------
   Contract owner     sign here                          Date

-----------------------------------------------------------------
----------------------------------------------
Co-owner sign here                                       Date




HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments.  Detach
this form from the    voting instruction     card and return it
with your signed    card     in the enclosed envelope.

   Name
-----------------------------------------------------------------
-----------------------------------------------------
Street
-----------------------------------------------------------------
-----------------------------------------------------

City                                State
Zip
-----------------------------------------------------------------
-----------------------------------------------------

Telephone
-----------------------------------------------------------------
-----------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------

DEAR CONTRACT OWNER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this voting instruction card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU PROPERLY EXECUTE THIS CARD, PARAGON WILL VOTE THE INTERESTS OF THE FUND ATTRIBUTABLE TO YOU IN ACCORDANCE WITH YOUR INSTRUCTIONS INDICATED BELOW. IF YOU SIGN THE CARD BUT DO NOT DIRECT PARAGON HOW TO VOTE, PARAGON WILL VOTE THE INTERESTS ATTRIBUTABLE TO YOU IN FAVOR OF THE PROPOSALS. IF YOU DO NOT PROVIDE PARAGON WITH ANY VOTING INSTRUCTIONS, EITHER BY RETURNING THIS CARD OR BY RECORDING INSTRUCTIONS ON THE INTERNET, PARAGON WILL VOTE YOUR INTERESTS IN THE SAME PROPORTION AS INTERESTS FOR WHICH IT HAS RECEIVED INSTRUCTIONS. THE UNDERSIGNED, BY COMPLETING THIS FORM, DOES HEREBY AUTHORIZE PARAGON AND ITS AFFILIATES AND EMPLOYEES TO EXERCISE THEIR DISCRETION IN VOTING UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

                                  FOR      AGAINST    ABSTAIN


1.     PROPOSAL TO APPROVE A NEW          /  /      /  /    /  /
          MANAGEMENT     CONTRACT INCREASING
       THE        FEES PAYABLE TO PUTNAM
       INVESTMENT MANAGEMENT,
       INC.

2.     PROPOSAL TO APPROVE AN     /  /     /  /          /  /
       AMENDMENT TO THE FUND'S
       FUNDAMENTAL INVESTMENT
       RESTRICTION WITH         RESPECT TO
       BORROWING.

3.                                PROPOSAL TO APPROVE AN
                                  AMENDMENT         /  / /  /  /  /
       TO THE FUND'S    FUNDAMENTAL     INVESTMENT
       RESTRICTION WITH         RESPECT TO MAKING LOANS.

NOTE:  If you have questions on any of the    proposals    ,
please         call 1-800-   521-0538.

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA
THE INTERNET OR BY RETURNING THIS VOTING INSTRUCTION CARD BY MAIL

Your vote is very important.  If you choose to record your voting instructions via the Internet, visit the website at
   www.proxyweb.com    .  Please refer to the instructions below.
Your voting instructions will be immediately confirmed and posted.

TO RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET

1.   Read the proxy statement.
2.   Go to    www.proxyweb.com    .
3.   Enter the    14    -digit control number on your voting
  instruction card.
4.   Follow the instructions on the site.

IF YOU VOTE ON THE INTERNET, THERE IS NO NEED TO RETURN YOUR
VOTING INSTRUCTION CARD.

   PFL LIFE INSURANCE COMPANY

THIS IS YOUR VOTING INSTRUCTION CARD.

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS VOTING INSTRUCTION
CARD, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE
PROVIDED.  YOUR VOTE IS IMPORTANT.

   Voting instruction card for a     meeting    of
shareholders to be held on November 4, 1999 for PUTNAM VT GLOBAL
GROWTH FUND OF PUTNAM VARIABLE TRUST.

THIS VOTING INSTRUCTION CARD IS SOLICITED BY PFL LIFE INSURANCE
COMPANY    ("PFL ")     FROM OWNERS OF VARIABLE ANNUITY AND LIFE
INSURANCE CONTRACTS ISSUED BY PFL WHO HAVE SPECIFIED THAT A
PORTION OF THEIR INVESTMENTS BE ALLOCATED TO THE FUND.

The undersigned    contract     owner hereby instructs that the
votes attributable to the undersigned's interests with respect to the fund be cast as directed on the reverse side, at the meeting of shareholders of Putnam VT Global Growth Fund of Putnam
Variable Trust on November 4, 1999,    at 2:00 p.m.     Boston
time, and any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS    VOTING INSTRUCTION CARD.


   Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
----------------------------------------------
   Contract owner     sign here                          Date

-----------------------------------------------------------------
----------------------------------------------
Co-owner sign here                                       Date




HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments.  Detach
this form from the    voting instruction     card and return it
with your signed    card     in the enclosed envelope.

   Name
-----------------------------------------------------------------
-----------------------------------------------------
Street
-----------------------------------------------------------------
-----------------------------------------------------
City                                State
Zip
-----------------------------------------------------------------
-----------------------------------------------------Telephone
-----------------------------------------------------------------
-----------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------
------------------------------------------------------

-----------------------------------------------------------------
------------------------------------------------------

-----------------------------------------------------------------
------------------------------------------------------

DEAR CONTRACT OWNER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this voting instruction card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

IF YOU PROPERLY EXECUTE THIS CARD, PFL WILL VOTE THE INTERESTS OF THE FUND ATTRIBUTABLE TO YOU IN ACCORDANCE WITH YOUR INSTRUCTIONS INDICATED BELOW. IF YOU SIGN THE CARD BUT DO NOT DIRECT PFL HOW TO VOTE, PFL WILL VOTE THE INTERESTS ATTRIBUTABLE TO YOU IN FAVOR OF THE PROPOSALS. IF YOU DO NOT PROVIDE PFL WITH ANY VOTING INSTRUCTIONS, EITHER BY RETURNING THIS CARD OR BY RECORDING INSTRUCTIONS ON THE INTERNET, PFL WILL VOTE YOUR INTERESTS IN THE SAME PROPORTION AS INTERESTS FOR WHICH IT HAS RECEIVED INSTRUCTIONS. THE UNDERSIGNED, BY COMPLETING THIS FORM, DOES HEREBY AUTHORIZE PFL AND ITS AFFILIATES AND EMPLOYEES TO EXERCISE THEIR DISCRETION IN VOTING UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

                                  FOR      AGAINST    ABSTAIN


1.     PROPOSAL TO APPROVE A NEW          /  /      /  /     /  /
          MANAGEMENT     CONTRACT INCREASING
       THE        FEES PAYABLE TO PUTNAM
       INVESTMENT MANAGEMENT,
       INC.

2.     PROPOSAL TO APPROVE AN     /  /     /  /          /  /
       AMENDMENT TO THE FUND'S
       FUNDAMENTAL INVESTMENT
       RESTRICTION WITH         RESPECT TO
       BORROWING.

3.                                PROPOSAL TO APPROVE AN
                                  AMENDMENT         /  / /  /  /  /
       TO THE FUND'S    FUNDAMENTAL     INVESTMENT
       RESTRICTION WITH         RESPECT TO MAKING LOANS.

NOTE:  If you have questions on any of the    proposals    ,
please         call 1-800-   521-0538    .